SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 9, 2013

Date of Report (Date of earliest event reported)

INERGY MIDSTREAM, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-35377	20-1647837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Brush Creek Boulevard, Suite 200

Kansas City, Missouri 64112

(Address of principal executive offices)

(816) 842-8181

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Attached hereto as Exhibit 23.1 is a consent, dated September 9, 2013, of Deloitte & Touche LLP (“Deloitte”), the independent registered public accounting firm of Crestwood Midstream Partners LP (“CMLP”), consenting to the incorporation by reference in Inergy Midstream, L.P.’s Registration Statement on Form S-3 (No. 333-185946) (the “Registration Statement”) of (1) Deloitte’s report dated February 28, 2013, relating to the effectiveness of CMLP and subsidiaries’ internal control over financial reporting, and (2) Deloitte’s report dated February 28, 2013, relating to the financial statements of Crestwood Marcellus Midstream LLC, both appearing in the Annual Report on Form 10-K of CMLP for the year ended December 31, 2012, and (3) Deloitte’s report dated March 18, 2013 (May 10, 2013 as to Note 16) relating to the consolidated financial statements of CMLP and subsidiaries, appearing in the Current Report on Form 8-K filed May 10, 2013 of CMLP, and to the reference to Deloitte under the heading “Experts” in the prospectus supplement which forms a part of the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INERGY MIDSTREAM, L.P.

	By:	NRGM GP, LLC, its General Partner

Date: September 9, 2013	By:	/s/ Michael J. Campbell
Michael J. Campbell Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP.